Exhibit 8

                  SECURITY AGREEMENT FOR INTELLECTUAL PROPERTY

      SECURITY AGREEMENT FOR INTELLECTUAL PROPERTY (this "Agreement"), dated as of December 10, 2001, between TERAGLOBAL COMMUNICATIONS CORP., a Delaware corporation having a mailing address at 9171 Towne Centre Drive, Suite 600, San Diego, CA 92122 (the "Debtor"), and WallerSutton 2000, L.P., a Delaware limited partnership having a mailing address at One Rockefeller Plaza, Suite 3300, New York, NY 10020-2102, as collateral agent for the Investors (the "Collateral Agent").

                                    RECITALS

      A. Pursuant to the terms of the Purchase Agreement, certain Investors (including, without limitation, the Collateral Agent) have agreed, subject to the terms thereof, to make loans to the Debtor, which loans are evidenced by certain Notes.

      B. In connection with the execution and delivery of the Purchase Agreement, the Debtor and the Collateral Agent have executed that certain Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto in accordance with the terms thereof (the "Security Agreement")).

      C. The Debtor has agreed to execute and deliver this Agreement in order to confirm the grant, pursuant to the Security Agreement, to the Collateral Agent of a continuing security interest in the Intellectual Property to secure the Obligations.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Debtor agrees, for the benefit of the Collateral Agent and the other Investors, as follows:

      SECTION I. Definitions. Unless otherwise defined herein, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION II. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Debtor does hereby mortgage and pledge to the Collateral Agent and grant the Collateral Agent a security interest in, for the benefit of the Investors, all of the Intellectual Property, whether now owned or hereafter acquired or existing, including, without limitation, the following property:

      (a) Trademarks. All Trademarks (as defined in the Security Agreement) and all applications therefor worldwide, including, without limitation, the Trademarks and Trademark applications listed in Schedule I attached hereto, together with:

            (i) all registrations and recordings thereof;

            (ii) all licenses of Trademarks to or by the Debtor;

            (iii) all renewals of any of the items  described in clauses (i) and
      (ii) above;

            (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (i), (ii) and (iii) above; and

            (v) all proceeds of, and rights associated with, the foregoing, including any claim by the Debtor against third parties for past, present or future infringement, unfair competition or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Schedule I, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      (b) Patents. All Patents (as defined in the Security Agreement) and all applications therefor worldwide, including, without limitation, the Patent applications listed in Schedule II attached hereto, together with:

            (i) all registrations and recordings thereof;

            (ii) all reissues, divisions, continuations, renewals, extensions, continuations-in-part and improvements thereof, and any other application claiming priority thereto;

            (iii) all licenses of Patents to or by the Debtor; and

            (iv) all income, royalties and other proceeds of, and rights associated with, the foregoing, including any claim by the Debtor against third parties for past, present or future infringement thereof or for breach or enforcement of any Patent license.

      (c) Copyrights. All Copyrights (as defined in the Security Agreement) worldwide, including, without limitation, the Copyrights listed in Schedule III attached hereto, together with:

            (i) all registrations and recordings thereof and all applications therefor;

            (ii) all licenses of Copyrights to or by the Debtor;

            (iii) all renewals of any of the foregoing;

            (iv) all embodiments, works for hire and derivative works associated therewith; and

            (iv) all income, royalties and other proceeds of, and rights associated with, the foregoing, including any claim by the Debtor against third parties for past, present or future infringement thereof or for breach or enforcement of any Copyright license.

      SECTION III. Security Agreement. This Agreement has been executed and delivered by the Debtor for the purpose of registering the security interest of the Collateral Agent in the Intellectual Property for the benefit of the Investors with the United States Patent and Trademark Office, the United States Copyright Office and any such other Governmental Authority as the Collateral Agent may deem appropriate from time to time. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent and the Investors for their benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and the Investors thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION IV. Release of Security Interest. Upon the payment in full of the Obligations, this Agreement shall terminate and the Collateral Agent shall, at the Debtor's request and expense, execute and deliver to the Debtor all instruments and other documents as may be reasonably necessary or proper to release the Lien upon the Intellectual Property which has been granted hereunder and under the Security Agreement.

      SECTION V. Acknowledgment. The Debtor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent and the Investors with respect to the security interest in the Intellectual Property granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the Security Agreement shall govern.

      SECTION VI. Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          TERAGLOBAL COMMUNICATIONS CORP.


                                          By:___________________________________
                                          Name:
                                          Title:

                                          WallerSutton 2000, L.P.


                                          By:___________________________________
                                          Name:
                                          Title:

                                   Schedule I

                                   Trademarks

                            UNITED STATES TRADEMARKS

--------------------------------------------------------------------------------------------------------------------
                                       Registration
                                            No/
      Trademark             Status       Serial No                           Goods/Services
--------------------------------------------------------------------------------------------------------------------
      TERAAUDIO             Pending     76/172,663    (Int. Cl. 9) Computer Hardware And Software For Multimedia
                                                      Communications And Networks, Namely, Computers, Monitors,
                                                      Projectors, Keyboards, Fingerprint Scanners, Cameras,
                                                      Microphones, Switches, Transmitters, Servers, Terminals,
                                                      Utility Concentrators, Power Supplies, Encoders And Software
                                                      Therefor; And Instruction Manuals Sold Therewith
--------------------------------------------------------------------------------------------------------------------
      TERAVIDEO             Pending     76/172,539    (Int. Cl. 9) Computer Hardware And Software For Multimedia
                                                      Communications And Networks, Namely, Computers, Monitors,
                                                      Projectors, Keyboards, Fingerprint Scanners, Cameras,
                                                      Microphones, Switches, Transmitters, Servers, Terminals,
                                                      Utility Concentrators, Power Supplies, Encoders And Software
                                                      Therefor; And Instruction Manuals Sold Therewith
--------------------------------------------------------------------------------------------------------------------
DISTANCELESS EDUCATION      Pending     76/142,428    (Int. Cl. 9) Computers, Computer Hardware, Computer
                                                      Peripherals, Monitors, Projectors, Keyboards, Fingerprint
                                                      Scanners, Cameras, Microphones, Switches, Transmitters,
                                                      Servers, Terminals, Utility Concentrators, Power Suppliers,
                                                      Encoders, And Computer Software Therefor, Computer Software
                                                      For Multimedia Communications And Networks, And
                                                      Instructional Manuals Sold Therewith
--------------------------------------------------------------------------------------------------------------------
 SEE TALK INTERACTIVE       Pending     76/142,426    (Int. Cl. 9) Computers, Computer Hardware, Computer
                                                      Peripherals, Monitors, Projectors, Keyboards, Fingerprint
                                                      Scanners, Cameras, Microphones, Switches, Transmitters,
                                                      Servers, Terminals, Utility Concentrators, Power Suppliers,
                                                      Encoders, And Computer Software Therefor, Computer Software
                                                      For Multimedia Communications And Networks, And
                                                      Instructional Manuals Sold Therewith
--------------------------------------------------------------------------------------------------------------------
     ETHERNET GQ            Pending     76/075,621    (Int. Cl. 37) Installing and maintaining computer hardware for multimedia communications and networks
                                                      (Int. Cl. 38) Telecommunications services, namely electronic transmission of voice, video and data
                                                      (Int. Cl. 42) Installing and maintaining computer software for multimedia communications and networks
--------------------------------------------------------------------------------------------------------------------
     ETHERNET GQ            Pending     76/075,619    (Int. Cl. 9) Computer Hardware And Software For Multimedia
                                                      Communications And Networks, Namely, Computers, Monitors,
                                                      Projectors, Keyboards, Fingerprint Scanners, Cameras,
                                                      Microphones, Switches, Transmitters,
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                       Registration
                                            No/
      Trademark             Status       Serial No                           Goods/Services
--------------------------------------------------------------------------------------------------------------------
                                                      Servers, Terminals,
                                                      Utility Concentrators, Power Suppliers, Encoders And
                                                      Software Therefore; And Instructional Manuals Sold Therewith
--------------------------------------------------------------------------------------------------------------------
        TERAMEDIA           Registered  2,402,640     (Int. Cl. 9) Computer Hardware And Software For Multimedia
                                                      Communications And Networks, Namely, Computers, Monitors,
                                                      Projectors, Keyboards, Fingerprint Scanners, Cameras,
                                                      Microphones, Switches, Transmitters, Servers, Terminals,
                                                      Utility Concentrators, Power Supplies, Encoders And Software
                                                      Therefor; And Instructions Manuals Sold Therewith
--------------------------------------------------------------------------------------------------------------------
      TERACONFERENCE        Registered  2,399,067     (Int. Cl. 37) Installing and maintaining computer hardware for multimedia communications and networks
                                                      (Int. Cl. 38) Telecommunications services, namely electronic transmission of voice, video and data
                                                      (Int. Cl. 42) Installing and maintaining computer software for multimedia communications and networks
--------------------------------------------------------------------------------------------------------------------
        TERAGLOBAL          Registered  2,399,065     (Int. Cl. 37) Installing and maintaining computer hardware for multimedia communications and networks
                                                      (Int. Cl. 38) Telecommunications services, namely electronic transmission of voice, video and data
                                                      (Int. Cl. 42) Installing and maintaining computer software for multimedia communications and networks
--------------------------------------------------------------------------------------------------------------------
       Design Only          Registered  2,452,077     (Int. Cl. 9) Computer Hardware And Software For Multimedia
                                                      Communications And Networks, Namely Computers, Monitors,
                                                      Projectors, Keyboards, Fingerprint Scanners, Cameras,
                                                      Microphones, Switches, Transmitters, Servers, Terminals,
                                                      Utility Concentrators, Power Supplies, Encoders, And
                                                      Software Therefor; And Instructional Books And Manuals Sold
                                                      Therewith
--------------------------------------------------------------------------------------------------------------------
TERAGLOBAL COMMUNICATIONS   Registered  2,452,076     (Int. Cl. 37) Installing and maintaining computer hardware
        and Design                                    for multimedia communications and networks
                                                      (Int. Cl. 38) Telecommunications services, namely electronic transmission of voice, video and data
                                                      (Int. Cl. 42) Installing and maintaining computer software for multimedia communications and networks
--------------------------------------------------------------------------------------------------------------------
       Design Only          Registered  2,500,863     (Int. Cl. 37) Installing And Maintaining Computer Hardware
                                                      For Multimedia Communications And Networks
--------------------------------------------------------------------------------------------------------------------
       SERVICECELL          Pending     75/694,745    (Int. Cl. 37) Installing and maintaining computer hardware for multimedia communications and networks
                                                      (Int. Cl. 38) Telecommunications services, namely electronic transmission of voice, video and data
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                       Registration
                                            No/
      Trademark             Status       Serial No                           Goods/Services
--------------------------------------------------------------------------------------------------------------------
                                                      (Int. Cl. 42) Installing and maintaining computer software for multimedia communications and networks
--------------------------------------------------------------------------------------------------------------------
       TERASCANNER          Registered  2,462,467     (Int. Cl. 9) Computer Hardware And Software For Fingerprint
                                                      Recognition; And Instructional Books And Manuals Sold
                                                      Therewith
--------------------------------------------------------------------------------------------------------------------
        TERAMEDIA           Registered  2,386,989     (Int. Cl. 37) Installing and maintaining computer hardware for multimedia communications and networks
                                                      (Int. Cl. 38) Telecommunications services, namely,
                                                      electronic transmission of video and data
                                                      (Int. Cl. 42) Installing and maintaining computer software for multimedia communications and networks
--------------------------------------------------------------------------------------------------------------------
      THE POT'S BOX         Registered  2,317,374     (Int. Cl. 9) Communication Devices, Namely, A Two-Way Video
                              (Supp.                  And Voice Interface And Terminal For Use With Standard Phone
                             Register)                Lines And Televisions
--------------------------------------------------------------------------------------------------------------------
        TERAGLOBAL          Registered  2,325,739     (Int. Cl. 9) Computer Hardware And Software For Multimedia
                                                      Communications And Networks, Namely, Computers, Monitors,
                                                      Projectors, Keyboards, Fingerprint Scanners, Cameras,
                                                      Microphones, Switches, Transmitters, Servers, Terminals,
                                                      Utility Concentrators, Power Supplies, Encoders And Software
                                                      Therefor; And Instructions Manuals Fold Therewith
--------------------------------------------------------------------------------------------------------------------

                               FOREIGN TRADEMARKS

----------------------------------------------------------------------------------------------------------------------
        Trademark            Country        Status                            Goods/Services
----------------------------------------------------------------------------------------------------------------------
TERAGLOBAL                 Canada         Pending       (Int. Class 37) Installing and maintaining computer hardware and software for multimedia communications and networks;
                                                        telecommunications services, namely electronic transmission of voice, video and data.
----------------------------------------------------------------------------------------------------------------------
TERAGLOBAL                 Canada         Pending       (Int. Class 9& 16) Computer hardware and software for
                                                        multimedia communications and networks, namely computers,
                                                        monitors, projectors, keyboards, fingerprint scanners,
                                                        cameras, microphones, switches, transmitters, servers,
                                                        terminals, utility concentrators, power supplies, encoders and software therefor; and instructions manuals sold
                                                        therewith.
----------------------------------------------------------------------------------------------------------------------
TERMEDIA                   Canada         Pending       (Int. Class 37 & 38) Installing and maintaining computer
                                                        hardware and software for multimedia communications and
                                                        networks; telecommunications services, namely electronic
                                                        transmission of voice, video and data across private and
                                                        public computer networks.
                                                        Installing and maintaining computer hardware and software
                                                        for multimedia communications and networks;
                                                        telecommunications services, namely electronic transmission of video and data across private and public computer
                                                        networks.
----------------------------------------------------------------------------------------------------------------------
TERAMEDIA                  Canada         Pending       (Int. Class 9 & 16) Computer hardware and software for
                                                        multimedia communications and networks, namely computers,
                                                        monitors, projectors, keyboards, fingerprint scanners,
                                                        cameras, microphones, switches, transmitters, servers,
                                                        terminals, utility concentrators, power supplies, encoders and software therefor; and instructions manuals sold
                                                        therewith.
----------------------------------------------------------------------------------------------------------------------
TERAGLOBAL                 Community      Registered    (ENGLISH) 09 Scientific, nautical, surveying, electric,
                           Trademark                    photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording,
                                                        transmission or reproduction of sound or images; magnetic
                                                        data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers;
                                                        fire-extinguishing apparatus; computer hardware and software for multimedia communications and networks, namely computers, monitors, projectors, keyboards, fingerprint scanners,
                                                        cameras, microphones, switches, transmitters, servers,
                                                        terminals, utility concentrators, power supplies, encoders and software therefor; and instruction manuals in electronic format sold therewith. 37 building construction; repair;
                                                        installation services; installing and maintaining computer hardware for multimedia
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
        Trademark            Country        Status                            Goods/Services
----------------------------------------------------------------------------------------------------------------------
                                                        communications and networks. 38 telecommunications;
                                                        telecommunications services, namely electronic transmission of voice, video and data. 16 printed matters, namely
                                                        instruction manuals sold with electronic devices, computers and computer peripherals. 42 installing and maintaining
                                                        computer software for multimedia communications and networks.
----------------------------------------------------------------------------------------------------------------------
TERAMEDIA                  Community      Registered    (English) 09 scientific, nautical, surveying, electric,
                           Trademark                    photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording,
                                                        transmission or reproduction of sound or images; magnetic
                                                        data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers;
                                                        fire-extinguishing apparatus; computer hardware and software for multimedia communications and networks, namely computers, monitors, projectors, keyboards, fingerprint scanners, cameras, microphones, switches, transmitters, servers, terminals,
                                                        utility concentrators, power supplies, encoders and software therefor; and instructions manuals in electronic format sold therewith. 37 building construction; repair; installation
                                                        services; installing and maintaining computer hardware for multimedia communications and networks. 38 telecommunications;
                                                        telecommunications services, namely electronic transmission of voice, video and data. 16 printed matters, namely
                                                        instruction manuals sold with electronic devices, computers and computer peripherals. 42 installing and maintaining
                                                        computer software for multimedia communications and networks.
----------------------------------------------------------------------------------------------------------------------
TERAGLOBAL                 Mexico         Registered    International Class 9
----------------------------------------------------------------------------------------------------------------------
TERAGLOBAL                 Mexico         Registered    International Class 37
----------------------------------------------------------------------------------------------------------------------
TERAMEDIA                  Mexico         Registered    International Class 9
----------------------------------------------------------------------------------------------------------------------
TERAMEDIA                  Mexico         Registered    International Class 37
----------------------------------------------------------------------------------------------------------------------
TERAMEDIA                  Mexico         Registered    International Class 38
----------------------------------------------------------------------------------------------------------------------

                                   Schedule II

                                     Patents

The Company has filed the following patent applications:

Unified Communications and Computing Architecture PCT/US99/27587 filed on November 19, 1999 (claims priority to U.S. Prov. Pat. Appl. S.N. 60/109,420 filed November 19, 1998)

U.S. Provisional Patent Application S.N. 60/109,420 filed November 19, 1998

Canadian Ref. No. CN1299485T -- Canadian Appl. No. CN19990805131T/Canadian Patent Application No. 2,328,362 filed 10/11/00 (based on PCT/US99/27587)

EP Ref. No. EP1141849 -- appl. no. WO1999US27587 (based on PCT/US99/27587)

Australian   Ref.  No.   AU5645900  --  appl.   no.   WO1999US27587   (based  on
PCT/US99/27587)

Method and System of Ensuring Quality of Service between Networks using a Signaling Protocol PCT/US01/22414 filed July 17, 2001 (claims priority to U.S. Prov. Pat. Appl. S.N. 60/218,609 filed July 17, 2000)

U.S. Provisional Patent Application S.N. 60/218,609 filed July 17, 2000

U.S.   Patent  Appl.  S.N.   09/623,532   filed  September  5,  2000  (based  on
PCT/US99/27587)

Method of and System for Delivering Receiver Selectable Quality of Service over Networks U.S. Provisional Patent Application S.N. 60/239,745 filed October 12, 2000.

                                  Schedule III

                                   Copyrights

                                LIST OF SOFTWARE

1. Registry Server Software. The Registry Server software facilitates the network-based authentication and log in process as well as managing privileges, contact information, user preferences and other user account information. The current version is implemented on a Sun Solaris server, but utilizes the cross platform Lightweight Data Access Protocol (LDAP) to manage the desired information to establish and maintain a user account. In combination with the client-based Network Access application it uses a password and/or fingerprint authentication process to uniquely identify each user. It centrally maintains up to date contact information and online status of all network users. Any desired capacity server could be used to host the Registry Server software.

2. Multi-Point Server Software. The multi-point server software facilitates point-to-multi-point audio and video streaming. It performs in software functions that typically require an expensive and complicated Multi-Point Control Unit (MCU) to support a group video conferencing session. In combination with a non-blocking wire speed edge or core packet switch, large group audio and video conferencing sessions can be hosted. Multiple low cost servers can be used to support the desired number of simultaneous group sessions. The Multi-Point Server software generates multiple unicast data streams to facilitate group conferencing so the simultaneous number of streams is dependent upon the bandwidth capacity of the edge or core switch and the respective server's processor speed. The current Multi-Point Server software runs under the Mac OS 9 operating system and utilizes low cost Apple Power Mac G4 desktop computers. A single processor Power Mac G4 can easily maintain a session of 30 participants group video conferencing session utilizing a greater than 1 Mbps 30 frames per second capability per video stream. The Multi-Point Server software is an ideal low cost high performance solution for small independent work groups on a private Local Area Network (LAN).

3. Communication Protocol Stacks Software. The Communication Protocol stacks provide a high performance implementation of the IP, TCP, UDP, and UDP multicast protocols.

4. End-Point Services Software. The End-Point Services publish to the application layer the capabilities of the required Communication Protocol Stacks. The End-Point Services hide the complexity of the Communication Protocol Stacks. This shared library eliminates applications from having any dependencies on any operating system, computing platform, drivers or network technology.

5. Channel Services Software. The Channel Services creates network data channels and implements their characteristics such as the media type, data rate and the size of any required jitter buffers. Channel Services is a shared library that creates the data channel defined in the received data channel descriptor. The descriptor defines all of the channel's characteristics to include media type, data rate, unicast or multicast, transmit and/or receive, etc. The media type can be a specific audio CODEC, video CODEC or other recognized format essential to invoking the appropriate support applications or shared libraries when the data channel is initiated.

6. Call Control Services Software. The Call Control Services facilitates the definition, set up and tear down of sessions (calls) over a network. Call Control Services defines the characteristics of a data channel. This shared library creates statically stored channel descriptors, which get passed to Channel Services to create the data channels. It is used to define the number of data channels required to include independent transmit and receive channels. Both unicast and multicast channels are supported. This process includes when to set up the data channel and when to tear it down. For example, Call Control
Services is used to establish a point-to-point connection between any two network aware devices. The process is the same regardless of the purpose of the data channel - audio, video, document sharing, instant messaging, file download, etc.

7. Collaboration Services Software. The Collaboration Services facilitates advanced collaboration services over a network. The Collaboration Services shared library provides the mechanisms that allow the application developer to implement complex information flow processes for any size group of participants during a live network session. During a collaborative session it allows an application to fully utilize audio, video, documents, database fields and any other media format as well as dynamically control each participant's degree of interactivity and session moderation. Collaboration Services does not establish policy for session management, it maintains the tokens that facilitate the implementation of this level of control. TeraMedia 2.5 applications such as Virtual Whiteboard, Assessment and Matinee have each implemented a rudimentary version of this service. It is through these applications that the requirement for a policy independent approach was identified.

8. TeraMedia Software. TeraGlobal has developed a suite of broad-based applications communications applications, which it markets under the name TeraMedia(TM). TeraMedia is the most technologically advanced integrated video, audio and data solution currently available. TeraMedia allows any number of individuals to see, talk, and interact with one another in real time. That interaction includes audio and video conferencing, as well as the creation of, and collaboration with, all forms of media including text, imagery, 3-D objects, virtual reality, and audio and/or video. TeraMedia takes full advantage of TeraGlobal's network software and delivers unmatched performance in converged digital communications. In doing so, it incorporates the functionality of the telephone, video network systems, and high-end computers in a single integrated solution.

9. Network Access Software. TeraGlobal developed Network Access for user authentication and to be the portal to all computing and communication applications and services. User authentication is based on an LDAP interface and can incorporate existing directories. Access to TeraMedia can be configured for password or biometrics (finger print scans). Network Access is fully compatible with the Internet, letting users access Internet services, including incorporation of their Internet browser of choice, email application, or other off-the-shelf Internet applications. Finally, Network Access includes a contact management tool for TeraMedia which continuously gathers information from the network to keep the individual informed as to other user's status; for example, Contact Management Service will tell a user whether another user is on the network, involved in a session, or available to join a session. The address and contact information can be edited, imported, and/or exported. Communication sessions can be established by selecting a contact's name for an individual session or a group of names for a group session. There is no longer any need to remember a contact's telephone number, Internet address or location.

10. TeraVideo Software. TeraVideo provides TeraMedia(TM) users with a live, broadcast-quality feed of their communication counterparts. Video is currently sourced at 320x240 and can be displayed in full-screen 1024x760. The underlying codec, however, is flexible and will support 640x480 source if there is adequate bandwidth in the network. The quality of the video as well as the frame rate are completely flexible, delivering full-motion 30 frames per second at 768 kbps, or scaled down for lower bandwidth. Video Services also provide the ability to control various conventional video sources including Apple QuickTime movies, laser disc, Digital Versatile Disc (DVD), video cassette, or TV tuner to broadcast content to individuals in a session.

11. TeraAudio Software. TeraAudio Services enable TeraMedia(TM) users with unprecedented chat capabilities. Audio services allow users to speak with each other in CD quality audio independently of any video. In addition, the audio channel enables the user to control various audio sources including QuickTime movies, compact disc, laser disc, DVD, videocassette, or TV tuner for broadcast to the other users in the session.

12. Virtual Whiteboard Software. Virtual Whiteboard is a real-time collaboration tool that allows individuals and groups to view, share and manipulate any type of media simultaneously in real-time. Through the Virtual Whiteboard's common workspace, users can share and manipulate virtual reality, pre-recorded video and audio clips, Adobe Acrobat PDF files, 3D imagery and graphics. The Virtual Whiteboard lets any number of users interact with the media at the same time. It also provides electronic colored "chalk" for each user to write with, and supports unlimited "do" and "redo" functions. Virtual Whiteboard also includes the ability to save the contents of the whiteboard and create a QuickTime movie for later playback.

13. Assessment Software. Assessment is a powerful solution for assessing any number of users of a group session in real-time. The assessment process is the most labor-intensive aspect of education, training and skill certification. TeraGlobal's Assessment lets a user poll or survey a group to achieve consensus on any subject or to verify a group's retention efficiently, without consuming valuable session time, and to reliably certify or conduct a knowledge examination in an automated fashion. Assessment includes the ability to use yes/no, true/false, multiple choice, and short answer questions. It also includes the ability to attach media--graphics, audio and video clips--to a question. At the end of the examination or survey, Assessment generates a formatted report of the results in text or HTML format.

14. Matinee Software. Matinee is a content authoring and distribution solution designed to work over a real-time communication infrastructure. Matinee uses a graphically based, fill-in-the-blank and drag-and-drop interface designed to be a universal scripting language for building dynamic training courses and presentations. Using powerful rendering and animation engines, Matinee presentations  can  be  anything  from  a  simple  slide  show  to  an  advanced network-based  simulation.  The  media  elements  that are  incorporated  into a
Matinee presentation can reside anywhere on the TeraMedia network or the Internet. Matinee supports both leader-lead and self-paced presentation deliveries from a single development process. As with all TeraMedia applications, Matinee can be delivered in a point to point or group session.